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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies this Form 10-K/A which is amending the Form 10-K of Toreador Resources Corporation (the "Issuer") for the fiscal year ended December 31, 2002 which was filed with Securities and Exchange Commission on April 15, 2003 (the Form 10-K and Form 10-K/A collectively being referred to as the "Report").

I, G. Thomas Graves III, President and Chief Executive Officer of the Issuer, certify that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer at the dates and for the periods indicated.



/s/ G. Thomas Graves III
-------------------------------------
G. Thomas Graves III
President and Chief Executive Officer

Dated:  May 1, 2003


A signed original of this written statement required by Section 906 has been provided to Toreador Resources Corporation and will be retained by Toreador Resources Corporation and furnished to the Securities and Exchange Commission or its staff upon request.